UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27876 (Commission File Number)	86-0787377 (IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 14, 2007, JDA Software Group, Inc. (“JDA”), a Delaware corporation, entered into separate Amended and Restated Indemnity Agreements or new Indemnity Agreements (each, an “Indemnity Agreement”) with its directors and certain of its officers and its subsidiaries’ officers as set forth below.
Each of the Indemnity Agreements, which contain substantially identical provisions, provides, subject to specified exceptions, that JDA will indemnify the other party to the Indemnity Agreement in proceedings commenced by third parties and in derivative actions.
Each Indemnity Agreement also addresses contribution by JDA in situations where indemnification is not available, subject to certain conditions, and contains provisions regarding advancement of expenses and JDA’s obligation, subject to specified qualifications, to maintain directors’ and officers’ liability insurance coverage.
The directors and officers who have entered into separate Amended and Restated Indemnity Agreements which amend, restate and replace their previous indemnity agreements with JDA are:
James D. Armstrong, director
J. Michael Gullard, director
Jock Patton, director
Hamish Brewer, Chief Executive Officer and President
G. Michael Bridge, Senior Vice President, General Counsel
Christopher J. Koziol, Chief Operating Officer
Kristen L. Magnuson, Executive Vice President and Chief Financial Officer
Wayne Usie, Senior Vice President, Retail
The directors and officers who have entered into separate new Indemnity Agreements with JDA are:
Douglas G. Marlin, director
Orlando Bravo, director
Phillip Boland, Senior Vice President, Worldwide Consulting Services
Brian Boylan, Senior Vice President, Human Resources
Thomas Dziersk, Senior Vice President, Americas
Laurent F. Ferrere, Senior Vice President, Product Management and Chief Marketing Officer
David Johnston, Senior Vice President, Supply Chain
David King, Senior Vice President, Product Development
Christopher Moore, Senior Vice President, Customer Support Solutions
The foregoing description of the Indemnity Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of Indemnity Agreement, which are attached as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (c)   Exhibits.

Exhibit No.	Description
10.1	Form of Indemnity Agreement between JDA Software Group, Inc. and certain of its directors and executive officers dated November 14, 2007.
10.2	Form of Amended and Restated Indemnity Agreement between JDA Software Group, Inc. and certain of its directors and executive officers dated November 14, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: November 16, 2007	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer